UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 30, 2007

INFOLOGIX, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33521	20-1983837
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

101 E. County Line Road, Hatboro, Pennsylvania	19040
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 604-0691

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:

This Amendment No. 1 amends and restates in its entirety Item 9.01 of the Current Report on Form 8-K filed by InfoLogix, Inc. (the “Company”) with the Securities and Exchange Commission on October 4, 2007 in order to file the financial statements and pro forma financial information required by Item 9.01 of Form 8-K with respect to the Company’s acquisition on September 30, 2007 of substantially all of the assets of Healthcare Informatics Associates, Inc.

Item 9.01               Financial Statements and Exhibits

(a)           Financial Statements of Businesses Acquired

Audited Financial Statements of Healthcare Informatics Associates, Inc.

(Filed herewith as Exhibit 99.2)

Independent Auditor’s Report

Balance Sheets as of December 31, 2006, 2005, and 2004

Statements of Income and Retained Earnings for the years ended December 31, 2006, 2005 and 2004

Statements of Cash Flows for the years ended December 31, 2006, 2005 and 2004

Notes to Audited Financial Statements

Unaudited Financial Statements of Healthcare Informatics Associates, Inc.

(Filed herewith as Exhibit 99.3)

Unaudited Balance Sheet as of September 30, 2007

Unaudited Statements of Income and Retained Earnings for the nine months ended September 30, 2007 and 2006

Unaudited Statements of Cash Flows for the nine months ended September 30, 2007 and 2006

Notes to Unaudited Financial Statements

(b)           Pro Forma Financial Information

Unaudited Pro Forma Condensed Consolidated Financial Statements

(Furnished herewith as Exhibit 99.4)

Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2007

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Nine Months ended September 30, 2007

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2006

Notes to Unaudited Pro Forma Condensed Consolidated Financial Data

(d)	Exhibits

2.1

Asset Purchase Agreement by and among InfoLogix, Inc., InfoLogix Systems Corporation, Healthcare Informatics Associates, Inc., and the stockholders of Healthcare Informatics Associates, Inc. dated as of September 30, 2007.* (1)

10.1	Employment Agreement by and between InfoLogix Systems Corporation and Gerry Bartley dated as of September 30, 2007.* (1)

10.2	Earn Out Agreement by and between InfoLogix Systems Corporation and Healthcare Informatics Associates, Inc. dated as of September 30, 2007.* (1)

10.3	Promissory Note executed in favor of Healthcare Informatics Associates, Inc. by InfoLogix Systems Corporation dated as of September 30, 2007. (1)

10.4

Fourth Amendment and Modification to Loan and Security Agreement by and among InfoLogix Systems Corporation, Opt Acquisition LLC, Embedded Technologies, LLC and Sovereign Bank dated as of September 30, 2007. (1)

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Press release dated October 2, 2007. (1)

99.2	Audited Financial Statements of Healthcare Informatics Associates, Inc. as of December 31, 2006 and 2005 and for the years ended December 31, 2006, 2005 and 2004.

99.3	Unaudited Financial Statements of Healthcare Informatics Associates, Inc. as of September 30, 2007 and for the nine months ended September 30, 2007 and 2006.

99.4	Unaudited Pro Forma Consolidated Financial Statements of InfoLogix, Inc. as of September 30, 2007, for the nine months ended September 30, 2007 and for the year ended December 31, 2006.

(1)           Previously filed as an exhibit to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 4, 2007.

*              Schedules and attachments have been omitted but will be provided to the Commission upon request.

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFOLOGIX, INC.

Date: December 14, 2007	By:	/s/ John A. Roberts
Name: John A. Roberts
Title: Chief Financial Officer